Second Quarter 2019

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Second Quarter 2019

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Consolidated U.S. GAAP Results(1)

Premium Income	$2,343.1	$2,221.0	$4,681.8	$4,471.0	$8,986.1	$8,597.1

Adjusted Operating Revenue	$3,024.0	$2,892.9	$6,010.5	$5,794.7	$11,638.0	$11,246.5
Net Realized Investment Gain (Loss)	(7.3)	(2.6)	(6.2)	(4.8)	(39.5)	40.3

Revenue	$3,016.7	$2,890.3	$6,004.3	$5,789.9	$11,598.5	$11,286.8

Net Income	$281.2	$285.5	$562.1	$559.0	$523.4	$994.2
Net Income Per Common Share:
Basic	$1.33	$1.29	$2.64	$2.53	$2.38	$4.39
Assuming Dilution	$1.33	$1.29	$2.64	$2.52	$2.38	$4.37

Assets			$65,843.7	$62,366.6	$61,875.6	$64,013.1
Stockholders' Equity			$9,453.1	$9,446.4	$8,621.8	$9,574.9

Adjusted Operating Return on Equity
Unum US	17.7%	18.2%	17.6%	18.5%	18.4%	15.9%
Unum International	13.8%	14.1%	13.6%	14.6%	13.4%	15.2%
Colonial Life	17.4%	17.7%	17.4%	18.2%	18.0%	16.2%
Core Operating Segments	17.2%	17.7%	17.1%	18.0%	17.8%	15.9%
Consolidated	12.9%	12.9%	12.9%	12.7%	13.2%	11.6%

Traditional U.S. Life Insurance Companies' Statutory Results(2)
Net Gain from Operations, After Tax	$278.0	$249.4	$501.1	$491.4	$959.8	$812.4
Net Realized Investment Gain (Loss), After Tax	(12.1)	2.6	(16.8)	1.1	(6.8)	(5.0)

Net Income	$265.9	$252.0	$484.3	$492.5	$953.0	$807.4

Capital and Surplus			$3,600.0	$3,496.1	$3,572.7	$3,448.3

Weighted Average Risk-based Capital Ratio			~ 365%	~ 385%	~ 370%	~ 390%

(1) Generally Accepted Accounting Principles
(2) Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2019		6/30/2018		12/31/2018		12/31/2017
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,453.1	$45.11	$9,446.4	$43.20	$8,621.8	$40.19	$9,574.9	$43.02
Excluding:
Net Unrealized Gain (Loss) on Securities	286.9	1.37	224.5	1.03	(312.4)	(1.46)	607.8	2.73
Net Gain on Hedges	218.0	1.04	266.8	1.22	250.6	1.17	282.3	1.27
Subtotal	8,948.2	42.70	8,955.1	40.95	8,683.6	40.48	8,684.8	39.02
Excluding:
Foreign Currency Translation Adjustment	(307.6)	(1.46)	(268.8)	(1.23)	(305.2)	(1.42)	(254.5)	(1.15)
Subtotal	9,255.8	44.16	9,223.9	42.18	8,988.8	41.90	8,939.3	40.17
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(439.8)	(2.10)	(498.7)	(2.28)	(447.2)	(2.08)	(508.1)	(2.28)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,695.6	$46.26	$9,722.6	$44.46	$9,436.0	$43.98	$9,447.4	$42.45

Dividends Paid	$112.9	$0.52	$103.3	$0.46	$217.0	$0.98	$196.0	$0.86

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Shares Repurchased (millions)	2.9	2.5	5.6	4.4	8.7	8.2
Cost of Shares Repurchased (millions)(1)	$100.2	$100.1	$200.2	$200.3	$350.7	$400.4
Price (UNM closing price on last trading day of period)			$33.55	$36.99	$29.38	$54.89

Leverage Ratio			29.6%	27.4%	26.8%	26.1%

Holding Company Cash and Marketable Securities			$977	$1,160	$602	$864

(1) Includes commissions of $0.2 million for the three months ended June 30, 2019 and a de minimis amount for the three months ended June 30, 2018. For the six months ended June 30, 2019 and 2018, each of these amounts included commissions of $0.2 million. For the years ended December 31, 2018 and 2017, these amounts included commissions of $0.7 million and $0.3 million, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Negative	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Revenue
Premium Income	$2,343.1	$2,221.0	$4,681.8	$4,471.0	$8,986.1	$8,597.1
Net Investment Income	624.9	623.6	1,219.6	1,225.9	2,453.7	2,451.7
Net Realized Investment Gain (Loss)	(7.3)	(2.6)	(6.2)	(4.8)	(39.5)	40.3
Other Income	56.0	48.3	109.1	97.8	198.2	197.7
Total Revenue	3,016.7	2,890.3	6,004.3	5,789.9	11,598.5	11,286.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,902.6	1,804.1	3,743.4	3,612.0	8,020.4	7,055.7
Commissions	284.4	273.5	574.5	555.8	1,108.4	1,060.8
Interest and Debt Expense - Non-recourse Debt	1.4	1.7	3.0	3.4	6.9	6.7
Interest and Debt Expense - All Other Debt	41.2	40.7	81.7	79.2	160.4	153.2
Deferral of Acquisition Costs	(170.3)	(165.7)	(344.0)	(335.0)	(668.0)	(628.0)
Amortization of Deferred Acquisition Costs	151.6	140.2	322.2	291.7	565.5	527.1
Other Expenses	453.8	441.0	918.2	886.9	1,777.1	1,707.3
Total Benefits and Expenses	2,664.7	2,535.5	5,299.0	5,094.0	10,970.7	9,882.8

Income Before Income Tax	352.0	354.8	705.3	695.9	627.8	1,404.0
Income Tax Expense	70.8	69.3	143.2	136.9	104.4	409.8

Net Income	$281.2	$285.5	$562.1	$559.0	$523.4	$994.2

Weighted Average Shares Outstanding
Basic	211.1	220.8	212.7	221.3	219.6	226.5
Assuming Dilution	211.1	221.1	212.8	221.8	220.1	227.3

Actual Number of Shares Outstanding			209.6	218.7	214.6	222.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$48.7	$41.0	18.8%	$85.6	$71.1	20.4%	$243.8	$240.8
Group Short-term Disability	36.6	23.6	55.1	57.5	39.9	44.1	138.7	162.5
Group Life and AD&D	53.8	54.5	(1.3)	94.4	99.1	(4.7)	282.4	310.5
Subtotal	139.1	119.1	16.8	237.5	210.1	13.0	664.9	713.8
Supplemental and Voluntary
Individual Disability	14.4	18.9	(23.8)	29.5	36.8	(19.8)	77.2	67.9
Voluntary Benefits	54.0	47.9	12.7	206.4	201.4	2.5	303.1	292.5
Dental and Vision	14.2	11.8	20.3	26.7	24.0	11.3	69.4	54.8
Subtotal	82.6	78.6	5.1	262.6	262.2	0.2	449.7	415.2
Total Sales	$221.7	$197.7	12.1	$500.1	$472.3	5.9	$1,114.6	$1,129.0

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$83.6	$80.9	3.3%	$132.3	$135.8	(2.6)%	$395.1	$416.9
Large Case Market	55.5	38.2	45.3	105.2	74.3	41.6	269.8	296.9
Subtotal	139.1	119.1	16.8	237.5	210.1	13.0	664.9	713.8
Supplemental and Voluntary	82.6	78.6	5.1	262.6	262.2	0.2	449.7	415.2
Total Sales	$221.7	$197.7	12.1	$500.1	$472.3	5.9	$1,114.6	$1,129.0

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Group Long-term Disability	$12.4	$15.6	(20.5)%	$20.6	$23.4	(12.0)%	$44.7	$47.1
Group Life	6.8	5.7	19.3	12.9	10.2	26.5	21.5	24.4
Supplemental	10.5	7.0	50.0	18.8	11.8	59.3	20.8	14.4
Total Sales	$29.7	$28.3	4.9	$52.3	$45.4	15.2	$87.0	$85.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.9	$10.9	(9.2)%	$18.4	$18.5	(0.5)%	$36.6	$30.4
Large Case Market	9.3	10.4	(10.6)	15.1	15.1	—	29.6	41.1
Subtotal	19.2	21.3	(9.9)	33.5	33.6	(0.3)	66.2	71.5
Supplemental	10.5	7.0	50.0	18.8	11.8	59.3	20.8	14.4
Total Sales	$29.7	$28.3	4.9	$52.3	$45.4	15.2	$87.0	$85.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£9.7	£11.4	(14.9)%	£15.9	£17.0	(6.5)%	£33.5	£36.6
Group Life	5.3	4.1	29.3	10.0	7.4	35.1	16.2	18.9
Supplemental	5.7	5.1	11.8	9.5	8.5	11.8	12.8	11.3
Total Sales	£20.7	£20.6	0.5	£35.4	£32.9	7.6	£62.5	£66.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.8	£8.0	(2.5)%	£14.3	£13.4	6.7%	£27.6	£23.6
Large Case Market	7.2	7.5	(4.0)	11.6	11.0	5.5	22.1	31.9
Subtotal	15.0	15.5	(3.2)	25.9	24.4	6.1	49.7	55.5
Supplemental	5.7	5.1	11.8	9.5	8.5	11.8	12.8	11.3
Total Sales	£20.7	£20.6	0.5	£35.4	£32.9	7.6	£62.5	£66.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Accident, Sickness, and Disability	$81.2	$83.6	(2.9)%	$153.4	$150.0	2.3%	$355.0	$323.2
Life	26.0	27.6	(5.8)	45.7	48.9	(6.5)	111.9	107.7
Cancer and Critical Illness	19.7	21.2	(7.1)	36.6	37.2	(1.6)	94.4	88.8
Total Sales	$126.9	$132.4	(4.2)	$235.7	$236.1	(0.2)	$561.3	$519.7

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$81.4	$85.9	(5.2)%	$152.8	$153.8	(0.7)%	$349.0	$313.5
Large Case Market	20.0	20.2	(1.0)	34.3	35.9	(4.5)	95.5	90.9
Subtotal	101.4	106.1	(4.4)	187.1	189.7	(1.4)	444.5	404.4
Public Sector	25.5	26.3	(3.0)	48.6	46.4	4.7	116.8	115.3
Total Sales	$126.9	$132.4	(4.2)	$235.7	$236.1	(0.2)	$561.3	$519.7

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2019	2018
Assets

Investments
Fixed Maturity Securities	$46,440.2	$43,011.7
Mortgage Loans	2,218.9	2,295.0
Policy Loans	3,633.1	3,729.9
Other Long-term Investments	735.0	702.9
Short-term Investments	1,367.2	968.1
Total Investments	54,394.4	50,707.6

Other Assets
Cash and Bank Deposits	60.8	94.0
Accounts and Premiums Receivable	1,716.4	1,615.5
Reinsurance Recoverable	4,752.8	4,662.4
Accrued Investment Income	803.2	690.6
Deferred Acquisition Costs	2,301.9	2,309.4
Goodwill	350.1	350.3
Property and Equipment	556.1	546.9
Deferred Income Tax	—	109.9
Other Assets	908.0	789.0

Total Assets	$65,843.7	$61,875.6

Unum Group Consolidated Balance Sheets - Continued

	June 30	December 31
	2019	2018
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,751.4	$1,695.7
Reserves for Future Policy and Contract Benefits	47,138.3	44,841.9
Unearned Premiums	448.3	363.3
Other Policyholders’ Funds	1,597.0	1,594.8
Income Tax Payable	250.2	24.0
Deferred Income Tax	37.0	—
Long-term Debt - Non-recourse	107.6	137.1
Long-term Debt - All Other	3,233.6	2,834.2
Other Liabilities	1,827.2	1,762.8

Total Liabilities	56,390.6	53,253.8

Stockholders’ Equity
Common Stock	30.6	30.5
Additional Paid-in Capital	2,335.6	2,321.7
Accumulated Other Comprehensive Loss	(242.5)	(814.2)
Retained Earnings	10,308.9	9,863.1
Treasury Stock	(2,979.5)	(2,779.3)

Total Stockholders’ Equity	9,453.1	8,621.8

Total Liabilities and Stockholders’ Equity	$65,843.7	$61,875.6

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balances at December 31, 2017	$1,205.4	$21.3	$957.9	$2,184.6
Capitalization	344.0	8.1	315.9	668.0
Amortization	(315.1)	(8.2)	(242.2)	(565.5)
Adjustment Related to Unrealized Investment Gains	5.1	—	18.4	23.5
Foreign Currency	—	(1.2)	—	(1.2)
Balances at December 31, 2018	1,239.4	20.0	1,050.0	2,309.4
Capitalization	171.0	6.6	166.4	344.0
Amortization	(186.5)	(3.6)	(132.1)	(322.2)
Adjustment Related to Unrealized Investment Gains and Losses	(5.6)	—	(23.5)	(29.1)
Foreign Currency	—	(0.2)	—	(0.2)
Balances at June 30, 2019	$1,218.3	$22.8	$1,060.8	$2,301.9

6. 2

Unum Group Balance Sheets by Segment - June 30, 2019

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,232.5	$2,500.7	$5,018.1	$15,751.3	$3,608.4	$3,229.2	$30,260.4	$1,545.1	$54,394.4
Deferred Acquisition Costs	99.9	80.5	1,037.9	1,218.3	22.8	1,060.8	—	—	2,301.9
Goodwill	8.9	—	271.1	280.0	42.4	27.7	—	—	350.1
All Other	485.0	232.9	470.8	1,188.7	95.8	213.3	5,936.3	1,363.2	8,797.3
Total Assets	$8,826.3	$2,814.1	$6,797.9	$18,438.3	$3,769.4	$4,531.0	$36,196.7	$2,908.3	$65,843.7

Liabilities
Reserves and Policyholder Benefits	$7,267.2	$1,725.1	$4,175.6	$13,167.9	$2,803.6	$2,662.7	$32,300.8	$—	$50,935.0
Debt	—	—	—	—	—	—	107.6	3,233.6	3,341.2
All Other	124.4	14.1	381.8	520.3	142.3	220.4	(86.9)	1,318.3	2,114.4
Total Liabilities	7,391.6	1,739.2	4,557.4	13,688.2	2,945.9	2,883.1	32,321.5	4,551.9	56,390.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,421.3	1,044.2	2,096.8	4,562.3	749.8	1,524.7	3,830.1	(1,718.7)	8,948.2
Net Unrealized Gain on Securities and Net Gain on Hedges	13.4	30.7	143.7	187.8	73.7	123.2	45.1	75.1	504.9
Total Allocated Stockholders' Equity	1,434.7	1,074.9	2,240.5	4,750.1	823.5	1,647.9	3,875.2	(1,643.6)	9,453.1

Total Liabilities and Allocated Stockholders' Equity	$8,826.3	$2,814.1	$6,797.9	$18,438.3	$3,769.4	$4,531.0	$36,196.7	$2,908.3	$65,843.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2018

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,984.2	$2,353.1	$4,703.2	$15,040.5	$3,017.4	$3,030.8	$28,481.0	$1,137.9	$50,707.6
Deferred Acquisition Costs	100.3	80.0	1,059.1	1,239.4	20.0	1,050.0	—	—	2,309.4
Goodwill	8.9	—	271.1	280.0	42.6	27.7	—	—	350.3
All Other	362.8	260.9	327.3	951.0	346.8	129.4	6,046.6	1,034.5	8,508.3
Total Assets	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

Liabilities
Reserves and Policyholder Benefits	$6,961.5	$1,713.8	$4,006.5	$12,681.8	$2,630.4	$2,580.4	$30,603.1	$—	$48,495.7
Debt	—	—	—	—	—	—	137.1	2,834.2	2,971.3
All Other	33.1	19.9	215.9	268.9	34.6	63.1	221.8	1,198.4	1,786.8
Total Liabilities	6,994.6	1,733.7	4,222.4	12,950.7	2,665.0	2,643.5	30,962.0	4,032.6	53,253.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,464.5	972.0	2,104.4	4,540.9	743.9	1,561.9	3,615.1	(1,778.2)	8,683.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	(2.9)	(11.7)	33.9	19.3	17.9	32.5	(49.5)	(82.0)	(61.8)
Total Allocated Stockholders' Equity	1,461.6	960.3	2,138.3	4,560.2	761.8	1,594.4	3,565.6	(1,860.2)	8,621.8

Total Liabilities and Allocated Stockholders' Equity	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income (loss) before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income (loss) before income tax, or net income (loss).

	Three Months Ended			Six Months Ended
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change
Premium Income
Unum US	$1,504.5	$1,416.3	6.2%	$3,006.4	$2,855.1	5.3%
Unum International	158.6	138.9	14.2	312.6	278.5	12.2
Colonial Life	420.9	395.4	6.4	840.2	793.7	5.9
Closed Block	259.1	270.4	(4.2)	522.6	543.7	(3.9)
	2,343.1	2,221.0	5.5	4,681.8	4,471.0	4.7
Net Investment Income
Unum US	184.1	196.5	(6.3)	366.2	390.7	(6.3)
Unum International	44.8	32.1	39.6	69.6	59.7	16.6
Colonial Life	37.2	40.2	(7.5)	74.1	77.5	(4.4)
Closed Block	354.5	345.6	2.6	701.1	683.3	2.6
Corporate	4.3	9.2	(53.3)	8.6	14.7	(41.5)
	624.9	623.6	0.2	1,219.6	1,225.9	(0.5)
Other Income
Unum US	36.8	28.8	27.8	71.3	57.8	23.4
Unum International	0.3	—	N.M.	0.3	—	N.M.
Colonial Life	0.7	0.3	133.3	1.3	0.6	116.7
Closed Block	16.5	18.9	(12.7)	34.5	37.9	(9.0)
Corporate	1.7	0.3	N.M.	1.7	1.5	13.3
	56.0	48.3	15.9	109.1	97.8	11.6
Total Adjusted Operating Revenue
Unum US	1,725.4	1,641.6	5.1	3,443.9	3,303.6	4.2
Unum International	203.7	171.0	19.1	382.5	338.2	13.1
Colonial Life	458.8	435.9	5.3	915.6	871.8	5.0
Closed Block	630.1	634.9	(0.8)	1,258.2	1,264.9	(0.5)
Corporate	6.0	9.5	(36.8)	10.3	16.2	(36.4)
	$3,024.0	$2,892.9	4.5	$6,010.5	$5,794.7	3.7

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change
Benefits and Expenses
Unum US	$1,471.1	$1,390.5	5.8%	$2,937.3	$2,808.6	4.6%
Unum International	173.0	143.4	20.6	322.7	280.8	14.9
Colonial Life	374.4	351.3	6.6	746.0	706.2	5.6
Closed Block	596.4	605.3	(1.5)	1,193.5	1,206.4	(1.1)
Corporate	49.8	45.0	10.7	99.5	92.0	8.2
	2,664.7	2,535.5	5.1	5,299.0	5,094.0	4.0
Income (Loss) Before Income Tax and Net Realized Investment Loss
Unum US	254.3	251.1	1.3	506.6	495.0	2.3
Unum International	30.7	27.6	11.2	59.8	57.4	4.2
Colonial Life	84.4	84.6	(0.2)	169.6	165.6	2.4
Closed Block	33.7	29.6	13.9	64.7	58.5	10.6
Corporate	(43.8)	(35.5)	(23.4)	(89.2)	(75.8)	(17.7)
	359.3	357.4	0.5	711.5	700.7	1.5

Income Tax	72.4	69.8	3.7	144.3	138.0	4.6

Income Before Net Realized Investment Loss	286.9	287.6	(0.2)	567.2	562.7	0.8

Net Realized Investment Loss (net of tax benefit of $1.6; $0.5; $1.1; $1.1)	(5.7)	(2.1)	171.4	(5.1)	(3.7)	37.8

Net Income	$281.2	$285.5	(1.5)	$562.1	$559.0	0.6

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Premium Income
Unum US	$1,504.5	$1,501.9	$1,435.1	$1,446.2	$1,416.3	$1,438.8	$1,364.5	$1,360.9	$1,357.7
Unum International	158.6	154.0	152.3	138.0	138.9	139.6	133.4	131.5	126.8
Colonial Life	420.9	419.3	410.1	400.0	395.4	398.3	382.1	378.7	376.3
Closed Block	259.1	263.5	265.8	267.6	270.4	273.3	278.4	282.5	281.4
	2,343.1	2,338.7	2,263.3	2,251.8	2,221.0	2,250.0	2,158.4	2,153.6	2,142.2
Net Investment Income
Unum US	184.1	182.1	187.7	200.3	196.5	194.2	202.1	201.0	205.6
Unum International	44.8	24.8	31.1	26.4	32.1	27.6	31.9	28.5	33.2
Colonial Life	37.2	36.9	37.0	36.7	40.2	37.3	37.1	36.0	36.7
Closed Block	354.5	346.6	345.8	348.0	345.6	337.7	341.5	337.2	340.0
Corporate	4.3	4.3	7.0	7.8	9.2	5.5	7.2	6.3	5.0
	624.9	594.7	608.6	619.2	623.6	602.3	619.8	609.0	620.5
Other Income
Unum US	36.8	34.5	30.0	30.7	28.8	29.0	27.9	26.5	30.1
Unum International	0.3	—	0.4	—	—	—	0.1	0.6	—
Colonial Life	0.7	0.6	0.2	0.4	0.3	0.3	0.3	0.3	0.2
Closed Block	16.5	18.0	18.6	18.9	18.9	19.0	19.9	18.9	20.2
Corporate	1.7	—	1.1	0.1	0.3	1.2	1.4	0.4	0.7
	56.0	53.1	50.3	50.1	48.3	49.5	49.6	46.7	51.2
Total Adjusted Operating Revenue
Unum US	1,725.4	1,718.5	1,652.8	1,677.2	1,641.6	1,662.0	1,594.5	1,588.4	1,593.4
Unum International	203.7	178.8	183.8	164.4	171.0	167.2	165.4	160.6	160.0
Colonial Life	458.8	456.8	447.3	437.1	435.9	435.9	419.5	415.0	413.2
Closed Block	630.1	628.1	630.2	634.5	634.9	630.0	639.8	638.6	641.6
Corporate	6.0	4.3	8.1	7.9	9.5	6.7	8.6	6.7	5.7
	$3,024.0	$2,986.5	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Benefits and Expenses
Unum US	1,471.1	1,466.2	1,404.1	1,406.3	1,390.5	1,418.1	1,356.9	1,330.0	1,345.6
Unum International	173.0	149.7	153.4	138.3	143.4	137.4	135.7	134.1	131.1
Colonial Life	374.4	371.6	361.9	352.9	351.3	354.9	352.8	333.3	331.4
Closed Block	596.4	597.1	595.4	1,353.1	605.3	601.1	606.7	612.0	609.0
Corporate	49.8	49.7	56.3	55.0	45.0	47.0	41.8	42.9	43.3
	2,664.7	2,634.3	2,571.1	3,305.6	2,535.5	2,558.5	2,493.9	2,452.3	2,460.4
Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	254.3	252.3	248.7	270.9	251.1	243.9	237.6	258.4	247.8
Unum International	30.7	29.1	30.4	26.1	27.6	29.8	29.7	26.5	28.9
Colonial Life	84.4	85.2	85.4	84.2	84.6	81.0	66.7	81.7	81.8
Closed Block	33.7	31.0	34.8	(718.6)	29.6	28.9	33.1	26.6	32.6
Corporate	(43.8)	(45.4)	(48.2)	(47.1)	(35.5)	(40.3)	(33.2)	(36.2)	(37.6)
	359.3	352.2	351.1	(384.5)	357.4	343.3	333.9	357.0	353.5

Income Tax Expense (Benefit)	72.4	71.9	69.4	(92.0)	69.8	68.2	74.2	110.9	113.1

Income (Loss) Before Net Realized Investment Gain (Loss)	286.9	280.3	281.7	(292.5)	287.6	275.1	259.7	246.1	240.4

Net Realized Investment Gain (Loss)	(7.3)	1.1	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	(1.6)	0.5	(8.8)	(1.1)	(0.5)	(0.6)	4.2	3.6	3.4
Net Income (Loss)	$281.2	$280.9	$249.1	$(284.7)	$285.5	$273.5	$266.9	$252.3	$245.1

Net Income (Loss) Per Common Share - Assuming Dilution	$1.33	$1.31	$1.15	$(1.30)	$1.29	$1.23	$1.19	$1.12	$1.07

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income	$1,504.5	$1,416.3	$3,006.4	$2,855.1	$5,736.4	$5,443.5
Net Investment Income	184.1	196.5	366.2	390.7	778.7	811.2
Other Income	36.8	28.8	71.3	57.8	118.5	113.2
Total	1,725.4	1,641.6	3,443.9	3,303.6	6,633.6	6,367.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,017.1	949.3	1,997.8	1,910.2	3,856.5	3,693.4
Commissions	157.8	151.7	320.8	313.1	620.6	590.8
Deferral of Acquisition Costs	(83.4)	(85.0)	(171.0)	(174.5)	(344.0)	(325.5)
Amortization of Deferred Acquisition Costs	82.6	78.5	186.5	167.7	315.1	293.6
Other Expenses	297.0	296.0	603.2	592.1	1,170.8	1,132.7
Total	1,471.1	1,390.5	2,937.3	2,808.6	5,619.0	5,385.0

Income Before Income Tax and Net Realized Investment Gains and Losses	254.3	251.1	506.6	495.0	1,014.6	982.9
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	—	26.6
Adjusted Operating Income	$254.3	$251.1	$506.6	$495.0	$1,014.6	$1,009.5

Operating Ratios (% of Premium Income):
Benefit Ratio	67.6%	67.0%	66.5%	66.9%	67.2%	67.8%
Benefit Ratio Excluding UDB Reserve Increase						67.4%
Other Expense Ratio	19.7%	20.9%	20.1%	20.7%	20.4%	20.8%
Income Ratio						18.1%
Adjusted Operating Income Ratio	16.9%	17.7%	16.9%	17.3%	17.7%	18.5%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$457.2	$437.4	$910.1	$878.6	$1,766.2	$1,749.6
Group Short-term Disability	187.6	171.0	376.3	347.3	706.3	639.8
Total Premium Income	644.8	608.4	1,286.4	1,225.9	2,472.5	2,389.4
Net Investment Income	98.9	108.9	198.9	217.1	432.7	460.5
Other Income	34.4	26.6	66.6	52.9	109.0	98.3
Total	778.1	743.9	1,551.9	1,495.9	3,014.2	2,948.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	481.5	463.7	960.6	930.6	1,880.7	1,828.5
Commissions	48.4	45.4	98.7	94.3	186.5	181.9
Deferral of Acquisition Costs	(13.0)	(12.4)	(24.8)	(24.7)	(48.2)	(46.9)
Amortization of Deferred Acquisition Costs	13.0	11.2	25.2	22.4	44.7	39.9
Other Expenses	164.6	154.4	326.0	308.7	612.2	587.0
Total	694.5	662.3	1,385.7	1,331.3	2,675.9	2,590.4

Adjusted Operating Income	$83.6	$81.6	$166.2	$164.6	$338.3	$357.8

Operating Ratios (% of Premium Income):
Benefit Ratio	74.7%	76.2%	74.7%	75.9%	76.1%	76.5%
Other Expense Ratio	25.5%	25.4%	25.3%	25.2%	24.8%	24.6%
Adjusted Operating Income Ratio	13.0%	13.4%	12.9%	13.4%	13.7%	15.0%

Persistency:
Group Long-term Disability			90.5%	90.6%	90.9%	89.9%
Group Short-term Disability			90.3%	87.7%	87.2%	86.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Life	$420.0	$391.1	$834.4	$790.3	$1,583.7	$1,467.5
Accidental Death & Dismemberment	41.7	38.6	82.7	77.3	156.3	147.5
Total Premium Income	461.7	429.7	917.1	867.6	1,740.0	1,615.0
Net Investment Income	27.0	27.2	52.6	54.0	106.5	109.9
Other Income	0.7	1.1	1.3	2.2	4.7	4.8
Total	489.4	458.0	971.0	923.8	1,851.2	1,729.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	336.8	302.0	659.7	611.8	1,237.7	1,169.8
Commissions	37.8	34.9	75.4	71.6	141.1	131.3
Deferral of Acquisition Costs	(10.1)	(9.7)	(19.2)	(19.9)	(38.2)	(36.2)
Amortization of Deferred Acquisition Costs	9.2	8.9	18.7	18.0	35.9	31.9
Other Expenses	53.0	54.7	106.3	110.5	214.6	217.4
Total	426.7	390.8	840.9	792.0	1,591.1	1,514.2

Income Before Income Tax and Net Realized Investment Gains and Losses	62.7	67.2	130.1	131.8	260.1	215.5
UDB Reserve Increase	—	—	—	—	—	18.5
Adjusted Operating Income	$62.7	$67.2	$130.1	$131.8	$260.1	$234.0

Operating Ratios (% of Premium Income):
Benefit Ratio	72.9%	70.3%	71.9%	70.5%	71.1%	72.4%
Benefit Ratio Excluding UDB Reserve Increase						71.3%
Other Expense Ratio	11.5%	12.7%	11.6%	12.7%	12.3%	13.5%
Income Ratio						13.3%
Adjusted Operating Income Ratio	13.6%	15.6%	14.2%	15.2%	14.9%	14.5%

Persistency:
Group Life			91.2%	90.9%	91.2%	88.0%
Accidental Death & Dismemberment			90.1%	89.2%	89.9%	87.2%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Individual Disability	$108.5	$104.7	$219.2	$209.6	$425.4	$420.2
Voluntary Benefits	228.6	223.9	463.0	453.7	895.7	849.4
Dental and Vision	60.9	49.6	120.7	98.3	202.8	169.5
Total Premium Income	398.0	378.2	802.9	761.6	1,523.9	1,439.1
Net Investment Income	58.2	60.4	114.7	119.6	239.5	240.8
Other Income	1.7	1.1	3.4	2.7	4.8	10.1
Total	457.9	439.7	921.0	883.9	1,768.2	1,690.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	198.8	183.6	377.5	367.8	738.1	695.1
Commissions	71.6	71.4	146.7	147.2	293.0	277.6
Deferral of Acquisition Costs	(60.3)	(62.9)	(127.0)	(129.9)	(257.6)	(242.4)
Amortization of Deferred Acquisition Costs	60.4	58.4	142.6	127.3	234.5	221.8
Other Expenses	79.4	86.9	170.9	172.9	344.0	328.3
Total	349.9	337.4	710.7	685.3	1,352.0	1,280.4

Income Before Income Tax and Net Realized Investment Gains and Losses	108.0	102.3	210.3	198.6	416.2	409.6
UDB Reserve Increase	—	—	—	—	—	8.1
Adjusted Operating Income	$108.0	$102.3	$210.3	$198.6	$416.2	$417.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	53.5%	50.0%	51.7%	50.5%	50.6%	47.2%
Voluntary Benefits	42.5%	43.3%	38.9%	42.8%	42.8%	44.6%
Voluntary Benefits Excluding UDB Reserve Increase						43.6%
Dental and Vision	71.6%	69.4%	69.7%	69.0%	68.5%	69.6%
Other Expense Ratio	19.9%	23.0%	21.3%	22.7%	22.6%	22.8%
Income Ratio						28.5%
Adjusted Operating Income Ratio	27.1%	27.0%	26.2%	26.1%	27.3%	29.0%

Persistency:
Individual Disability			90.3%	90.5%	90.3%	91.0%
Voluntary Benefits			72.7%	76.4%	75.9%	77.5%
Dental and Vision			84.7%	85.2%	84.5%	85.4%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$89.6	$89.7	$177.5	$180.5	$358.9	$340.3
Group Life	28.8	27.9	56.0	56.5	110.8	103.1
Supplemental	40.2	21.3	79.1	41.5	99.1	69.6
Total Premium Income	158.6	138.9	312.6	278.5	568.8	513.0
Net Investment Income	44.8	32.1	69.6	59.7	117.2	120.2
Other Income	0.3	—	0.3	—	0.4	0.7
Total	203.7	171.0	382.5	338.2	686.4	633.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	130.8	106.6	237.3	206.9	419.8	381.9
Commissions	11.5	9.6	23.6	19.0	39.1	35.5
Deferral of Acquisition Costs	(3.7)	(2.4)	(6.6)	(3.9)	(8.1)	(7.0)
Amortization of Deferred Acquisition Costs	1.8	2.1	3.6	4.2	8.2	9.1
Other Expenses	32.6	27.5	64.8	54.6	113.5	102.7
Total	173.0	143.4	322.7	280.8	572.5	522.2

Adjusted Operating Income	$30.7	$27.6	$59.8	$57.4	$113.9	$111.7

Unum Group Financial Results for Unum UK

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£69.7	£66.0	£137.2	£131.2	£269.0	£264.0
Group Life	22.5	20.5	43.3	41.1	83.0	80.0
Supplemental	17.4	15.6	34.1	30.1	61.3	53.9
Total Premium Income	109.6	102.1	214.6	202.4	413.3	397.9
Net Investment Income	33.5	23.5	51.3	43.4	86.5	93.3
Other Income	0.1	—	0.1	—	—	0.5
Total	143.2	125.6	266.0	245.8	499.8	491.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	93.8	78.3	167.5	150.4	307.4	296.2
Commissions	6.6	7.0	13.6	13.8	27.1	27.6
Deferral of Acquisition Costs	(1.8)	(1.8)	(2.9)	(2.9)	(5.0)	(5.4)
Amortization of Deferred Acquisition Costs	1.3	1.6	2.7	3.1	6.1	7.0
Other Expenses	20.6	20.1	40.8	39.6	80.2	79.7
Total	120.5	105.2	221.7	204.0	415.8	405.1

Adjusted Operating Income	£22.7	£20.4	£44.3	£41.8	£84.0	£86.6

Weighted Average Pound/Dollar Exchange Rate	1.286	1.353	1.296	1.373	1.336	1.290

Operating Ratios (% of Premium Income):
Benefit Ratio	85.6%	76.7%	78.1%	74.3%	74.4%	74.4%
Other Expense Ratio	18.8%	19.7%	19.0%	19.6%	19.4%	20.0%
Adjusted Operating Income Ratio	20.7%	20.0%	20.6%	20.7%	20.3%	21.8%

Persistency:
Group Long-term Disability			89.5%	86.9%	87.8%	87.4%
Group Life			88.4%	84.1%	88.5%	84.1%
Supplemental			92.2%	92.3%	93.1%	91.0%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$242.4	$228.6	$484.6	$459.9	$929.3	$884.2
Life	88.3	81.5	175.9	162.5	328.4	300.4
Cancer and Critical Illness	90.2	85.3	179.7	171.3	346.1	326.8
Total Premium Income	420.9	395.4	840.2	793.7	1,603.8	1,511.4
Net Investment Income	37.2	40.2	74.1	77.5	151.2	144.9
Other Income	0.7	0.3	1.3	0.6	1.2	1.1
Total	458.8	435.9	915.6	871.8	1,756.2	1,657.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	216.2	201.6	430.4	407.3	824.9	788.6
Commissions	94.9	91.1	189.3	181.3	364.6	344.5
Deferral of Acquisition Costs	(83.2)	(78.3)	(166.4)	(156.6)	(315.9)	(295.5)
Amortization of Deferred Acquisition Costs	67.2	59.6	132.1	119.8	242.2	224.4
Other Expenses	79.3	77.3	160.6	154.4	305.2	282.8
Total	374.4	351.3	746.0	706.2	1,421.0	1,344.8

Income Before Income Tax and Net Realized Investment Gains and Losses	84.4	84.6	169.6	165.6	335.2	312.6
UDB Reserve Increase	—	—	—	—	—	12.4
Adjusted Operating Income	$84.4	$84.6	$169.6	$165.6	$335.2	$325.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.4%	51.0%	51.2%	51.3%	51.4%	52.2%
Benefit Ratio Excluding UDB Reserve Increase						51.4%
Other Expense Ratio	18.8%	19.5%	19.1%	19.5%	19.0%	18.7%
Income Ratio						20.7%
Adjusted Operating Income Ratio	20.1%	21.4%	20.2%	20.9%	20.9%	21.5%

Persistency:
Accident, Sickness, and Disability			73.2%	74.2%	74.2%	75.1%
Life			83.3%	83.8%	83.6%	84.4%
Cancer and Critical Illness			81.2%	82.6%	82.4%	82.7%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Individual Disability	$94.4	$106.9	$192.5	$216.3	$420.8	$471.8
Long-term Care	162.6	161.5	325.6	322.8	648.3	648.7
All Other	2.1	2.0	4.5	4.6	8.0	8.7
Total Premium Income	259.1	270.4	522.6	543.7	1,077.1	1,129.2
Net Investment Income	354.5	345.6	701.1	683.3	1,377.1	1,354.0
Other Income	16.5	18.9	34.5	37.9	75.4	79.8
Total	630.1	634.9	1,258.2	1,264.9	2,529.6	2,563.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	538.5	546.6	1,077.9	1,087.6	2,919.2	2,191.8
Commissions	20.2	21.1	40.8	42.4	84.1	90.0
Interest and Debt Expense	1.4	1.7	3.0	3.4	6.9	6.7
Other Expenses	36.3	35.9	71.8	73.0	144.7	150.6
Total	596.4	605.3	1,193.5	1,206.4	3,154.9	2,439.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	33.7	29.6	64.7	58.5	(625.3)	123.9
Long-term Care Reserve Increase	—	—	—	—	750.8	—
Adjusted Operating Income	$33.7	$29.6	$64.7	$58.5	$125.5	$123.9

Interest Adjusted Loss Ratios:
Individual Disability	81.3%	82.9%	80.7%	80.0%	80.4%	82.4%
Long-term Care	87.4%	96.9%	88.0%	96.7%	206.8%	91.1%
Long-term Care Excluding the Reserve Increase					91.0%

Operating Ratios (% of Premium Income):
Other Expense Ratio	14.0%	13.3%	13.7%	13.4%	13.4%	13.3%
Income (Loss) Ratio					(58.1)%
Adjusted Operating Income Ratio	13.0%	10.9%	12.4%	10.8%	11.7%	11.0%

Persistency:
Individual Disability			88.3%	88.8%	88.3%	89.6%
Long-term Care			95.6%	95.6%	95.8%	95.9%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Net Investment Income	$4.3	$9.2	$8.6	$14.7	$29.5	$21.4
Other Income	1.7	0.3	1.7	1.5	2.7	2.9
Total	6.0	9.5	10.3	16.2	32.2	24.3

Interest and Other Expenses	49.8	45.0	99.5	92.0	203.3	191.7

Loss Before Income Tax and Net Realized Investment Gains and Losses	(43.8)	(35.5)	(89.2)	(75.8)	(171.1)	(167.4)
Loss from Guaranty Fund Assessment	—	—	—	—	—	20.6
Adjusted Operating Loss	$(43.8)	$(35.5)	$(89.2)	$(75.8)	$(171.1)	$(146.8)

Unum Group Reserves

	June 30, 2019
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$5,835.0	$694.4	28.3%	$6,529.4	$70.5	$6,458.9
Group Life and Accidental Death & Dismemberment	60.9	0.3	714.9	227.1	4.1	1,002.9	8.5	994.4
Individual Disability	509.3	2.5	1,378.2	136.5	6.5	2,024.0	215.4	1,808.6
Voluntary Benefits	1,659.9	8.2	48.7	59.1	0.5	1,767.7	26.2	1,741.5
Dental and Vision	—	—	—	15.1	0.1	15.1	0.2	14.9
Unum US Segment	2,230.1	11.0	7,976.8	1,132.2	39.5	11,339.1	320.8	11,018.3

Unum International Segment	183.2	0.9	1,877.5	103.4	8.6	2,164.1	82.0	2,082.1

Colonial Life Segment	2,166.1	10.6	300.5	124.7	1.8	2,591.3	6.4	2,584.9

Individual Disability	291.6	1.5	8,927.4	184.6	39.5	9,403.6	1,662.9	7,740.7
Long-term Care	9,667.6	47.5	1,932.9	224.1	9.3	11,824.6	45.3	11,779.3
Other	5,804.8	28.5	184.4	122.1	1.3	6,111.3	5,078.2	1,033.1
Closed Block Segment	15,764.0	77.5	11,044.7	530.8	50.1	27,339.5	6,786.4	20,553.1

Subtotal	$20,343.4	100.0%	$21,199.5	$1,891.1	100.0%	43,434.0	7,195.6	36,238.4

Adjustment Related to Unrealized Investment Gains and Losses						5,455.7	385.7	5,070.0

Consolidated						$48,889.7	$7,581.3	$41,308.4

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in the U.S. Treasury rates and credit spreads.

Unum Group Reserves

	December 31, 2018
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total
		%	Incurred	IBNR	%	Total		Net
Group Disability	$—	—%	$5,900.0	$670.8	28.4%	$6,570.8	$71.0	$6,499.8
Group Life and Accidental Death & Dismemberment	52.9	0.3	750.7	217.8	4.2	1,021.4	7.1	1,014.3
Individual Disability	518.4	2.6	1,357.8	137.1	6.4	2,013.3	217.1	1,796.2
Voluntary Benefits	1,643.9	8.1	49.0	58.1	0.5	1,751.0	27.1	1,723.9
Dental and Vision	—	—	0.1	14.5	0.2	14.6	0.2	14.4
Unum US Segment	2,215.2	11.0	8,057.6	1,098.3	39.7	11,371.1	322.5	11,048.6

Unum International Segment	175.7	0.9	1,838.4	115.0	8.4	2,129.1	84.6	2,044.5

Colonial Life Segment	2,112.5	10.5	292.6	131.4	1.8	2,536.5	8.0	2,528.5

Individual Disability	332.2	1.6	9,085.0	199.6	40.1	9,616.8	1,646.6	7,970.2
Long-term Care	9,463.2	46.9	1,787.6	235.7	8.7	11,486.5	39.9	11,446.6
Other	5,869.5	29.1	187.6	120.2	1.3	6,177.3	5,119.8	1,057.5
Closed Block Segment	15,664.9	77.6	11,060.2	555.5	50.1	27,280.6	6,806.3	20,474.3

Subtotal	$20,168.3	100.0%	$21,248.8	$1,900.2	100.0%	43,317.3	7,221.4	36,095.9

Adjustment Related to Unrealized Investment Gains and Losses						3,220.3	261.4	2,958.9

Consolidated						$46,537.6	$7,482.8	$39,054.8

14. 1

Unum Group Investments

	6/30/2019			6/30/2019	12/31/2018
Fixed Maturity Securities (Fair Value)
Public	$30,256.5	65.2%	Selected Statistics
Asset-Backed Securities	56.9	0.1	Earned Book Yield	5.04%	5.15%
Residential Mortgage-Backed Securities	1,426.8	3.1	Average Duration (in years)	7.71	7.64
Commercial Mortgage-Backed Securities	82.7	0.2
Private Placements	5,772.5	12.4
High Yield	3,205.9	6.9
Government Securities	2,890.9	6.2
Municipal Securities(1)	2,708.0	5.8
Redeemable Preferred Stocks	40.0	0.1
Total	$46,440.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.2%	7.9%	Total Non-Current Investments	$35.9	$36.0
Aa	7.4	8.1	Total Schedule BA Assets	$614.9	$575.3
A	27.0	28.3
Baa	49.6	48.8
Below Baa	7.8	6.9
Total	100.0%	100.0%

(1) Includes $1.5 million of high yield taxable municipals.

Unum Group Investments at June 30, 2019

Fixed Maturity Securities - By Industry Classification - Unrealized Gains and Losses
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$3,156.4	$272.5	$263.9	$14.0	$2,892.5	$286.5
Capital Goods	4,460.7	501.6	299.9	9.1	4,160.8	510.7
Communications	3,039.7	438.1	157.1	9.6	2,882.6	447.7
Consumer Cyclical	1,541.3	154.3	44.4	2.6	1,496.9	156.9
Consumer Non-Cyclical	7,084.5	762.5	708.1	49.3	6,376.4	811.8
Energy	4,788.9	626.2	296.0	31.5	4,492.9	657.7
Financial Institutions	3,455.7	348.1	29.7	1.3	3,426.0	349.4
Mortgage/Asset-Backed	1,566.4	104.6	70.6	0.5	1,495.8	105.1
Sovereigns	1,004.7	197.9	22.3	1.6	982.4	199.5
Technology	1,882.4	112.7	193.9	8.8	1,688.5	121.5
Transportation	2,251.6	280.2	97.1	1.6	2,154.5	281.8
U.S. Government Agencies and Municipalities	4,594.2	637.4	8.1	0.3	4,586.1	637.7
Public Utilities	7,613.7	1,199.3	197.3	18.2	7,416.4	1,217.5
Total	$46,440.2	$5,635.4	$2,388.4	$148.4	$44,051.8	$5,783.8

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$193.3	$3.8		$125.5	$6.1
91 through 180 days	5.8	—		37.3	1.3
181 through 270 days	26.5	2.2		19.7	1.4
271 days to 1 year	83.9	2.4		81.0	6.3
Greater than 1 year	1,165.8	50.1		649.6	74.8
Total	$1,475.3	$58.5		$913.1	$89.9

15. 1

Appendix to Statistical Supplement
2019 Significant Item

•
In February 2016, the Financial Accounting Standards Board (FASB) issued an update that changed the accounting and disclosure requirements for leases. These changes include the requirement for lessees to report most leases on their balance sheets, regardless of whether the lease is classified as a finance lease or an operating lease. For lessees, the initial lease liability is equal to the present value of lease payments and a corresponding asset, adjusted for certain items, is also recorded. The expense recognition for lessees remained similar to previous accounting requirements for capital and operating leases. We adopted this update effective January 1, 2019 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2019 which resulted in a decrease to retained earnings of $3.4 million, an increase to other assets of $117.7 million, a decrease in deferred income tax of $0.4 million, an increase to other liabilities of $122.0 million, and a decrease to income tax payable of $1.3 million.

2018 Significant Items

•
In October 2018, we acquired 100 percent of the shares and voting interests in Unum Poland, a financial protection benefits provider in Poland. This acquisition will expand our European presence, which we believe to be an attractive market for financial protection benefits. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2018.

•	Third quarter of 2018 reserve increase of $750.8 million before tax and $593.1 million after tax related to long-term care.

•
In January 2016, the FASB issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

2017 Significant Items

•
Fourth quarter of 2017 unclaimed death benefit reserve increase of $18.5 million for Unum US group life, $8.1 million for Unum US voluntary life and $12.4 million for Colonial Life voluntary life, for a total reserve increase of $39.0 million before tax and $25.4 million after tax.

•
Fourth quarter of 2017 net tax benefit of $31.5 million resulting from H.R.1, An Act to Provide Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018, more commonly known as the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. This is comprised of a tax benefit of $97.9 million related to the revaluation of our net deferred tax liabilities associated with our U.S. operations to the newly enacted U.S. corporate tax rate and a tax expense of $66.4 million resulting from the tax on undistributed and previously untaxed foreign earnings and profits.

•
Fourth quarter of 2017 results for the Unum US individual disability product line reflects a reserve release of $19.5 million before tax and $12.7 million after tax, resulting from our annual review of reserve adequacy which reflects the recognition of updated morbidity assumptions in our disabled life reserves.

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated adjusted operating revenue, which excludes realized investment gains or losses;

•	After-tax adjusted operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2019		2018				2017
Total Revenue	$3,016.7	$2,987.6	$2,880.8	$2,927.8	$2,890.3	$2,899.6	$2,839.2	$2,819.1	$2,822.0
Excluding:
Net Realized Investment Gain (Loss)	(7.3)	1.1	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1
Adjusted Operating Revenue	$3,024.0	$2,986.5	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

			Annualized
	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended June 30, 2019
Unum US	$200.8	$4,533.3	17.7%
Unum International	26.1	753.9	13.8%
Colonial Life	66.6	1,527.6	17.4%
Core Operating Segments	293.5	6,814.8	17.2%
Closed Block	24.3	3,762.9
Corporate	(30.9)	(1,688.3)
Total	$286.9	$8,889.4	12.9%

Three Months Ended June 30, 2018
Unum US	$198.9	$4,365.9	18.2%
Unum International	22.7	644.0	14.1%
Colonial Life	66.9	1,509.2	17.7%
Core Operating Segments	288.5	6,519.1	17.7%
Closed Block	24.0	3,679.2
Corporate	(24.9)	(1,285.8)
Total	$287.6	$8,912.5	12.9%

(1) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

			Annualized
	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Six Months Ended June 30, 2019
Unum US	$400.4	$4,551.7	17.6%
Unum International	50.8	746.9	13.6%
Colonial Life	134.0	1,543.3	17.4%
Core Operating Segments	585.2	6,841.9	17.1%
Closed Block	48.0	3,722.7
Corporate	(66.0)	(1,750.3)
Total	$567.2	$8,814.3	12.9%

Six Months Ended June 30, 2018
Unum US	$392.1	$4,235.8	18.5%
Unum International	46.2	633.9	14.6%
Colonial Life	131.1	1,443.4	18.2%
Core Operating Segments	569.4	6,313.1	18.0%
Closed Block	47.4	3,544.6
Corporate	(54.1)	(1,030.5)
Total	$562.7	$8,827.2	12.7%

(2) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6. Due to the implementation of a FASB update for which the beginning balances of 2019 and 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2019 and 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2019 and January 1, 2018, respectively. As a result, average equity for the six months ended June 30, 2019, and June 30, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2018 and December 31, 2017, respectively.

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(3)	On Equity
Year Ended December 31, 2018
Unum US	$803.4	$4,368.2	18.4%
Unum International	93.1	694.4	13.4%
Colonial Life	265.1	1,475.6	18.0%
Core Operating Segments	1,161.6	6,538.2	17.8%
Closed Block	117.0	3,512.5
Corporate	(133.6)	(1,359.1)
Total	$1,145.0	$8,691.6	13.2%

Year Ended December 31, 2017
Unum US	$656.2	$4,130.2	15.9%
Unum International	92.1	607.3	15.2%
Colonial Life	211.2	1,308.1	16.2%
Core Operating Segments	959.5	6,045.6	15.9%
Closed Block	86.4	3,290.1
Corporate	(69.7)	(893.3)
Total	$976.2	$8,442.4	11.6%

(3) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.6. Due to the implementation of a FASB update for which the beginning balance of 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2018. As a result, average equity for the year ended December 31, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2017.

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2019	3/31/2019	12/31/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2016
Total Stockholders' Equity	$9,453.1	$9,060.5	$8,621.8	$9,446.4	$9,499.5	$9,574.9	$8,968.0
Excluding:
Net Unrealized Gain (Loss) on Securities	286.9	(0.1)	(312.4)	224.5	356.1	607.8	440.6
Net Gain on Hedges	218.0	230.1	250.6	266.8	273.5	282.3	327.5
Total Adjusted Stockholders' Equity	$8,948.2	$8,830.5	$8,683.6	$8,955.1	$8,869.9	$8,684.8	$8,199.9

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2019		12/31/2018	6/30/2018		12/31/2017
Average Stockholders' Equity Excluding Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	$8,889.4	$8,814.3	$8,691.6	$8,912.5	$8,827.2	$8,442.4

16. 6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2019		2018		2019		2018
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$281.2	$1.33	$285.5	$1.29	$562.1	$2.64	$559.0	$2.52
Excluding:
Net Realized Investment Loss (net of tax benefit of $1.6; $0.5; $1.1; $1.1)	(5.7)	(0.03)	(2.1)	(0.01)	(5.1)	(0.03)	(3.7)	(0.02)
After-tax Adjusted Operating Income	$286.9	$1.36	$287.6	$1.30	$567.2	$2.67	$562.7	$2.54

	Year Ended December 31
	2018		2017
	(in millions)	per share *	(in millions)	per share *
Net Income	$523.4	$2.38	$994.2	$4.37
Excluding:
Net Realized Investment Gain (net of tax expense (benefit) of $(11.0); $15.0)	(28.5)	(0.12)	25.3	0.11
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $7.2)	—	—	(13.4)	(0.06)
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $-; $13.6)	—	—	(25.4)	(0.11)
Net Tax Benefit for Impacts of TCJA	—	—	31.5	0.14
Long-term Care Reserve Increase (net of tax benefit of $157.7; $-)	(593.1)	(2.70)	—	—
After-tax Adjusted Operating Income	$1,145.0	$5.20	$976.2	$4.29

* Assuming Dilution

16. 7

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2019	2018	2018	2017
Debt	$3,341.2	$3,197.7	$2,971.3	$2,938.3
Including:
Lease Liability	117.5	—	—	—
Excluding:
Non-recourse Debt	107.6	166.5	137.1	196.0
Adjusted Debt and Lease Liability	$3,351.1	$3,031.2	$2,834.2	$2,742.3

Total Stockholders' Equity	$9,453.1	$9,446.4	$8,621.8	$9,574.9
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	504.9	491.3	(61.8)	890.1
Northwind Capital	970.1	938.3	953.1	912.2
Equity, As Adjusted	7,978.1	8,016.8	7,730.5	7,772.6
Debt, As Adjusted and Lease Liability	3,351.1	3,031.2	2,834.2	2,742.3
Total Adjusted Capital	$11,329.2	$11,048.0	$10,564.7	$10,514.9

Leverage Ratio(4)	29.6%	27.4%	26.8%	26.1%

(4) In connection with our January 1, 2019 adoption of the accounting update for leases, we have included the lease liability in the calculation of our leverage ratio on a prospective basis.

16. 8